AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 15, 2015
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015
(As Supplemented Through November 27, 2015)

RX DYNAMIC STOCK FUND

(formerly, the American Independence Stock Fund)

(Ticker Symbols: IFCSX, FMGRX, FMGCX)

At a Board meeting held on December 11, 2015 (“Board Meeting”), RiskX Investments, LLC (formerly American Independence Financial Services, LLC), the adviser to the Rx Dynamic Stock Fund (the “Fund”), recommended to the Trustees of the Board that the Fund change its investment strategy with respect to using a value-oriented approach to using a growth-oriented approach. There will be no change to the Fund’s investment objective and the Fund’s other investment strategies will remain the same at this time. In addition, the management team of Messrs. Baird, Hansen, Rubin and Wruble has changed and the Fund is now managed solely by Mr. Wruble, the Chief Investment Officer for RiskX Investments, LLC.

Effective immediately, certain information in the Fund’s Statement of Additional Information (“SAI”) under the section titled “PORTFOLIO MANAGER INFORMATION” is updated as follows:

1.     Under “Portfolio Managers” with respect to the Rx Dynamic Stock Fund, the biographical paragraphs for Messrs. Baird, Hansen and Rubin are stricken.

2.     The information on Messrs. Baird and Hansen in the table under “Beneficial Ownership by Portfolio Manager” is stricken.

3.     The information on Messrs. Baird and Hansen in the table under “Account Management Disclosures” is stricken.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE